UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2013

BAXANO SURGICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33744	33-0909022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Horizon Drive, Suite 230

Raleigh, North Carolina 27615

(Address of principal executive offices)

(Zip Code)

(919) 800-0020

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 8, 2013, Baxano Surgical, Inc. (the “Company”) issued a press release to report its operating results for the second quarter ended June 30, 2013. The release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Also on August 8, 2013, following the issuance of the press release referred to above, the Company conducted a conference call to discuss the financial results for the second quarter ended June 30, 2013. A copy of the transcript of the conference call is furnished herewith as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release, dated August 8, 2013.
99.2	Conference call transcript, dated August 8, 2013.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANS1 INC.

Date: August 12, 2013	By:	/s/ Joseph P. Slattery
Joseph P. Slattery
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated August 8, 2013.
99.2	Conference call transcript, dated August 8, 2013.